CERTIFICATION OF PRINCIPAL

EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
UNDER 18 U.S.C. § 1350 FURNISHED PURSUANT TO SECURITIES EXCHANGE

ACT RULE 13a-14(b)
In connection with the Annual Report on Form 10-K of CrossFirst Bankshares,

Inc. (the “Company”) for the year ended December 31,
2021, as filed with the Securities and Exchange Commission on the date hereof

(the “Report”), each of the undersigned, in his
respective capacities indicated below,

hereby certifies, pursuant to 18 U.S.C. § 1350, as enacted by Section 906 of the Sarbanes-Oxley
Act of 2002, that, to his knowledge and belief,
1.
The Report fully complies with the

requirements of section 13(a) or 15(d)

of the Securities Exchange Act of

1934, as amended;
and
2.
The information contained in

the Report fairly presents,

in all material

respects, the financial condition and

results of operations
of the Company.
Date:

February 28, 2022
/s/ Michael J. Maddox
Michael J. Maddox
Chief Executive Officer
Date:

February 28, 2022
/s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer